Exhibit 10.26

AMENDMENT AND WAIVER NO. 1 TO SECOND LIEN CREDIT AGREEMENT

This AMENDMENT AND WAIVER NO. 1 (the “Amendment”) is made as of March 14, 2008 by and among SolarWinds, Inc., a Delaware corporation (“Holdings”), SolarWinds.Net, LLC a Delaware limited liability company (the “LLC”), those entities listed on the signature pages hereto under the heading “Guarantors” (the “Guarantors”), GoldenTree Asset Management, LP, as Lead Arranger and Syndication Agent (the “Syndication Agent”) and The Bank of New York, a New York banking corporation, as Administrative Agent (together with its permitted successors in such capacity, “Administrative Agent”) and as Collateral Agent (together with its permitted successor in such capacity, “Collateral Agent”). This Amendment is made with reference to (i) that certain Credit and Guaranty Agreement, dated as of December 13, 2005, by and among Holdings, LLC, the Lenders, the Administrative Agent and the Collateral Agent (the “Second Lien Credit Agreement”), and (ii) that certain Second Lien Pledge and Security Agreement (the “Second Lien Security Agreement”), dated as of December 13, 2005, by and among Holdings, LLC, the other Grantors named therein, and the Collateral Agent. All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Second Lien Credit Agreement.

WHEREAS, Holdings, the LLC, the Administrative Agent, the Collateral Agent and the Lenders entered into the Second Lien Credit Agreement;

WHEREAS, Holdings was the initial borrower under the Second Lien Credit Agreement;

WHEREAS, Holdings subsequently contemplated contributing all of its material assets and liabilities to LLC in accordance with Section 2.3 of the Second Lien Credit Agreement, whereupon the LLC would become the borrower under the Second Lien Credit Agreement and Holdings would become a Guarantor;

WHEREAS, no such contribution occurred and Holdings continued thereafter as an operating company;

WHEREAS, notwithstanding the provisions of Section 2.3 of the Second Lien Credit Agreement, the parties intend Holdings to continue as the borrower under the Second Lien Credit Agreement and the LLC to become a Guarantor thereunder;

WHEREAS, certain references to Holdings and the LLC were erroneous in the original Credit Documents;

WHEREAS, Holdings and the LLC are in default of certain covenants set forth in the Second Lien Credit Agreement and in the Second Lien Security Agreement;

WHEREAS, the parties intended to enter into Amendment No. 1 to the Second Lien Credit Agreement on or about May 2, 2007 but such amendment was not finalized;

WHEREAS, Holdings reincorporated from an Oklahoma corporation to a Delaware corporation on February 6, 2008;

WHEREAS, pursuant to Section 10.5 of the Second Lien Credit Agreement, no amendment, modification, termination or waiver of any provision of the Second Lien Credit Documents, or consent to any departure by any Credit Party therefrom, shall in any event be effective without the written concurrence of the Requisite Lenders;

WHEREAS, Holdings, the LLC, the Administrative Agent, the Collateral Agent, and the Requisite Lenders desire to make certain amendments to the Second Lien Credit Agreement as set forth below and the Guarantors desire to acknowledge such amendments;

WHEREAS, pursuant to Section 10.5 of the Second Lien Credit Agreement, the Requisite Lenders desire to waive certain provisions of the Second Lien Credit Agreement as set forth below and the Guarantors desire to acknowledge such waivers;

WHEREAS, the holders of First Lien Indebtedness under the First Lien Credit Agreement have agreed to amend the First Lien Credit Agreement pursuant to that certain Amendment and Waiver No. 1 to the First Lien Credit Agreement attached hereto as Exhibit A;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. WAIVER

The Requisite Lenders hereby waive any and all rights and remedies they may have, including those pursuant to Sections 2.6, 5, 6 and 8 of the Second Lien Credit Agreement and Section 4 of the Second Lien Security Agreement, to the extent arising directly from the Defaults and Events of Default described on Exhibit B hereto and the Lenders and each Agent hereby waives any rights to notice required in the Second Lien Credit Agreement or in the Second Lien Security Agreement with respect to such Defaults and Events of Defaults.

SECTION 2. AMENDMENTS TO THE SECOND LIEN CREDIT AGREEMENT

2.1. References to Company shall be deemed to refer to Holdings for all purposes of the Second Lien Credit Agreement other than the following, in which case Company shall be deemed to refer to LLC: the Recitals, subsection (d) of the definition of “Change of Control”, the definition of “Management Agreement”, Section 2.3, and Section 5.3.

2.2. The following definitions are hereby added to Section 1.1 of the Second Lien Credit Agreement in alphabetical order:

“First Amendment” means that certain Amendment and Waiver No. 1 to Second Lien Credit Agreement, dated as of March 14, 2008, by and among Holdings, LLC and the Requisite Lenders.

“LLC” means SolarWinds.Net, LLC a Delaware limited liability company.

2.3. The definition of “Guarantor” in Section 1.1 of the Second Lien Credit Agreement is hereby amended to delete the language in clause (a) thereof and to insert in lieu thereof the following language: “LLC”.

2.4. The definition of “Net Securities Proceeds” in Section 1.1 of the Second Lien Credit Agreement is hereby amended to add the following sentence at the end thereof:

“Notwithstanding the forgoing, proceeds received from the issuance of Capital Stock of Holdings pursuant to that certain Stock Purchase Agreement, dated on or about the date hereof, by and among Holdings and certain of its investors party thereto as Buyers, shall not be deemed to be Net Securities Proceeds and shall not be subject to the requirements of Section 2.10(c).”

2.5. Section 6.5 of the Second Lien Credit Agreement is hereby amended and restated in its entirety as follows:

6.5 Restricted Junior Payments.

“No Credit Party shall, nor shall it permit any of its Subsidiaries to, directly or indirectly, declare, order, pay, make or set apart any sum for any Restricted Junior Payment; provided that, (i) LLC may make Restricted Junior Payments to Holdings, (ii) so long as no Default or Event of Default shall have occurred and be continuing or shall be caused thereby, Holdings may make Restricted Junior Payments in order for Holdings to repurchase or redeem outstanding shares of Capital Stock (or options to purchase Capital Stock) of Holdings owned by current or former employees, officers, or directors of Holdings or any of its Subsidiaries pursuant to any management equity subscription agreement, stock option agreement or similar equity agreement, shareholders agreement or benefit plan, provided that the aggregate amount of all Restricted Junior Payments paid pursuant to this subclause (ii) in any Fiscal Year shall not exceed $50,000 plus the amount of any net cash proceeds received by Holdings in such Fiscal Year from the sale of Capital Stock of Holdings to any and all such employees, officers or directors that do not constitute an Excluded Issuance (it being understood, however, that unused amounts permitted to be paid pursuant to this proviso are Holdings and available to be carried over to subsequent Fiscal Years), and (iii) Holdings may make Restricted Junior Payments on or about the date hereof in order to consummate the purchase of certain stock of Holdings pursuant to the terms of that certain Stock Purchase Agreement, dated as of March 14, 2008, by and among the Sellers identified therein and Holdings.”

2.6. Section 6.8(c) of the Second Lien Credit Agreement is amended and restated in its entirety as follows:

Maximum Consolidated Capital Expenditures. Holdings shall not, and shall not permit its Subsidiaries to, make or incur Consolidated Capital Expenditures, in any Fiscal Year indicated below, in an aggregate amount for Holdings and its Subsidiaries in excess of the corresponding amount set forth below opposite such Fiscal Year; provided, such amount for any Fiscal Year shall be increased by an amount equal to 75% of the excess, if any, of such amount for the previous Fiscal Year and not any year before the previous Fiscal Year (as adjusted in accordance with this proviso) over the actual amount of Consolidated Capital Expenditures for such previous Fiscal Year:

Fiscal Year	Consolidated Capital Expenditures
2007	$3,000,000
2008	$3,000,000
2009	$3,500,000
2010	$4,000,000
2011	$4,500,000

2.7. Section 5.1(c) of the Second Lien Credit Agreement is amended and restated in its entirety as follows:

(c) Annual Financial Statements. As soon as available, and in any event within 120 days after the end of each Fiscal Year other than the fiscal year ended December 31, 2006 (and by June 15, 2007 with respect to the fiscal year ended December 31, 2006), (i) the consolidated balance sheets of Holdings and its Subsidiaries as at the end of such Fiscal Year and the related consolidated (and with respect to statements of income, consolidating) statements of income, stockholders’ equity and cash flows of Holdings and its Subsidiaries for such Fiscal Year, setting forth in each case in comparative form the corresponding figures for the previous Fiscal Year and the corresponding figures from the Financial Plan for the Fiscal Year covered by such financial statements, in reasonable detail, together with a Financial Officer Certification and a Narrative Report with respect thereto; and (ii) with respect to such consolidated financial statements a report thereon from an independent certified public accountants of recognized national standing selected by Holdings, and reasonably satisfactory to the Requisite Lenders (which report shall be unqualified as to going concern and scope of audit, and shall state that such consolidated financial statements fairly present, in all material respects, the consolidated financial position of Holdings and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated in conformity with GAAP applied on a basis consistent with prior years (except as otherwise disclosed in such financial statements) and that the examination by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards) together with a written statement by such independent certified public accountants stating (1) that their audit examination has included a review of the terms of the Credit Documents, (2) whether, in connection therewith, any condition or event that constitutes a Default or an Event of Default has come to their attention and, if such a condition or event has come to their attention, specifying the nature and period of existence thereof, and (3) that nothing has come to their attention that causes them to believe that the information contained in any Compliance Certificate is not correct or that the matters set forth in such Compliance Certificate are not stated in accordance with the terms hereof (it being understood that such statement shall be subject to qualifications customarily included in such statement and/or reports and limited to the items that independent certified public accountants are permitted to cover in such statements pursuant to their professional standards and customs of the profession); provided however that the statements described in clauses (1) through (3) above shall not be required if making such statements is contrary to the then current recommendations of the American Institute of Certified Public Accountants.

2.8. Sections 5.12 and 8.1(m) of the Second Lien Credit Agreement are hereby amended to delete the language therein in its entirety and to insert in lieu thereof the “Reserved.”

SECTION 3. CONSENT

The Requisite Lenders hereby consent to the amendment to the First Lien Credit Agreement in the form of Exhibit A hereto pursuant to Section 6.14 of the Second Lien Credit Agreement.

SECTION 4. COVENANTS

Holdings and LLC agree that in the event that Holdings has not repaid in full all outstanding Obligations on or prior to December 31, 2008, then on or before such date, Holdings shall take all steps necessary to contribute all of its material assets and liabilities to LLC, and cease all operations other than operations incidental to its ownership of Capital Sock of LLC. In connection with the foregoing, Holdings and LLC agree to take all actions reasonably requested by the Administrative Agent and the Lenders to cause LLC to be the borrower of the Loans for all purposes under the Second Lien Credit Agreement and the Collateral Documents and to cause Holdings to become a Guarantor under the Second Lien Credit Agreement and the Collateral Documents.

SECTION 5. CONDITIONS PRECEDENT

The effectiveness of the waiver to the Second Lien Credit Agreement contemplated by Section 1 hereof and the amendments to the Second Lien Credit Agreement contemplated by Section 2 hereof are subject to the receipt by each Lender delivering a signature page to this Amendment of the following:

(a) counterparts hereof duly executed by Holdings, the Guarantors, each Agent and the Requisite Lenders;

(b) an amendment to the First Lien Credit Agreement in the form of Exhibit A hereto (the “First Lien Amendment”), duly executed by the holders of the requisite principal amount of First Lien Indebtedness;

(c) payment of all out of pocket costs and expenses of the Agents and the Lenders, including without limitation the reasonable fees and disbursements of Latham & Watkins LLP; and

(d) payment of an amendment fee to the Agent and the Lenders in the amount of $62,499.37.

SECTION 6. COUNTERPARTS

This Amendment may be executed in any number of counterparts, and all such counterparts taken together shall be deemed to constitute one and the same instrument. Signature pages may be detached from counterpart documents and reassembled to form duplicate executed originals.

SECTION 7. REPRESENTATION

Except as expressly set forth in the Disclosure Schedule in Exhibit C attached hereto, Holdings and LLC jointly and severally represent and warrant that no Default or Event of Default under the terms of any other agreement exists as a result of Defaults and Events of Default described in Exhibit B attached hereto.

SECTION 8. RATIFICATION OF AGREEMENT

8.1. To induce the Requisite Lenders to enter into this Amendment, Holdings, the LLC and the Guarantors jointly and severally represent and warrant that after giving effect to this Amendment, no Default or Event of Default under the terms of the Second Lien Credit Agreement or any Collateral Document exists and, except as expressly set forth in the Disclosure Schedule in Exhibit C attached hereto, all representations and warranties contained in this Amendment and the Second Lien Credit Agreement are true, correct and complete in all material respects on and as of the date hereof except to the extent such representations and warranties specifically relate to an earlier date in which case they were true, correct and complete in all material respects on and as of such earlier date.

8.2. Except as expressly set forth in this Amendment, the terms, provisions and conditions of the Second Lien Credit Agreement and each Collateral Document are unchanged, and said agreements, as amended, shall remain in full force and effect and are hereby confirmed and ratified.

SECTION 9. GOVERNING LAW; JURISDICTION; VENUE; WAIVER OF JURY TRIAL

THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAW PROVISION OR RULE THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK). ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT OR ANY OTHER DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS

AMENDMENT, HOLDINGS, LLC, EACH GUARANTOR AND THEIR RESPECTIVE SUBSIDIARIES HEREBY IRREVOCABLY ACCEPT FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. HOLDINGS, LLC, EACH GUARANTOR, AND THEIR RESPECTIVE SUBSIDIARIES IRREVOCABLY CONSENT TO THE SERVICE OF PROCESS BY REGISTERED OR CERTIFIED MAIL (RETURN RECEIPT REQUESTED) TO CT CORPORATION SYSTEM, 1633 BROADWAY, NEW YORK. NEW YORK 10019, ITS AGENT FOR SERVICE OF PROCESS, WHICH SHALL CONSTITUTE SUFFICIENT NOTICE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE HOLDERS OR THE COLLATERAL AGENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST HOLDINGS, LLC OR ANY GUARANTOR OR ANY OF THEIR RESPECTIVE SUBSIDIARIES IN ANY OTHER JURISDICTION.

EACH OF HOLDINGS, THE LLC, THE GUARANTORS AND THEIR RESPECTIVE SUBSIDIARIES HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AMENDMENT OR ANY OTHER DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN THIS SECTION AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY, THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER THIS AGREEMENT AND THE COLLATERAL DOCUMENTS.

SECTION 10. ACKNOWLEDGMENT AND CONSENT BY THE GUARANTORS

Each Guarantor hereby acknowledges that it has read this Amendment and consents to the terms hereof and further confirms and agrees that, notwithstanding the effectiveness of this Amendment, its obligations under its Guarantee shall not be impaired or affected and such Guarantee is, and shall continue to be in full force and effect and is hereby confirmed and ratified in all respects.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

HOLDINGS:

SOLARWINDS, INC.

By:	/s/ KEVIN B. THOMPSON
Name:	Kevin B. Thompson
Title:	Chief Operating Officer, Chief Financial Officer and Treasurer

GUARANTORS:

SOLAR WINDS.NET, LLC

By:	/s/ JEFFREY HORING
Name:	Jeffrey Horing
Title:	Manager

LENDERS:

GoldenTree High Yield Value Master Fund, LP
By: GoldenTree Asset Management, LP

By:	/s/ KAREN WEBER
Name:	Karen Weber
Title:	Director - Bank Debt

GoldenTree Capital Solutions Fund
By: GoldenTree Asset Management, LP

By:	/s/ KAREN WEBER
Name:	Karen Weber
Title:	Director - Bank Debt

GoldenTree Capital Solutions Offshore Fund
By: GoldenTree Asset Management, LP

By:	/s/ KAREN WEBER
Name:	Karen Weber
Title:	Director - Bank Debt

GoldenTree MultiStrategy Financing, Ltd.
By: GoldenTree Asset Management, LP

By:	/s/ KAREN WEBER
Name:	Karen Weber
Title:	Director - Bank Debt

GoldenTree Credit Opportunities Financing I, Ltd.
By: GoldenTree Asset Management, LP

By:	/s/ KAREN WEBER
Name:	Karen Weber
Title:	Director - Bank Debt

GoldenTree Master Fund, Ltd.

By: GoldenTree Asset Management, LP

By:	/s/ KAREN WEBER
Name:	Karen Weber
Title:	Director - Bank Debt

GoldenTree Master Fund II, Ltd.

By: GoldenTree Asset Management, LP

By:	/s/ KAREN WEBER
Name:	Karen Weber
Title:	Director - Bank Debt

CIT Lending Services Corporation

By:
Name:
Title:

SPV Capital Funding, L.L.C., as Lender

By:	/s/ DANIEL POSNER
Name:	Daniel Posner
Title:	Authorized Signatory

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

HUDSON STRAITS CLO 2004, LTD. By: GSO Debt Funds Management LLC as Collateral Manager

By:	/s/ Sanjai Bhonsle
Name:	Sanjai Bhonsle
Title:	Authorized Signatory

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

Gale Force 1 CLO, Ltd. By: GSO Debt Funds Management LLC as Collateral Manager

By:	/s/ Sanjai Bhonsle
Name:	Sanjai Bhonsle
Title:	Authorized Signatory

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

FOXE BASIN CLO 2003, LTD. By: GSO Debt Funds Management LLC as Collateral Manager

By:	/s/ Sanjai Bhonsle
Name:	Sanjai Bhonsle
Title:	Authorized Signatory

Exhibit A

Amendment and Waiver to First Lien Credit Agreement

Exhibit B

Existing Defaults

Default of the covenant set forth in Section 5.1(a) of the Second Lien Credit Agreement for the failure to deliver monthly financial statements for January, February and March 2007.

Default of the covenant set forth in Section 5.1(k) of the Second Lien Credit Agreement for the failure to notify Administrative Agent and Lenders of a change in the composition of the board of directors of Company and/or Holdings.

Default of the covenants set forth in Sections 5.12(a) and (b) of the Second Lien Credit Agreement for the failure to maintain key man life insurance on Donald Yonce.

Default of the covenants set forth in Section 6.7 and 6.12 of the Second Lien Credit Agreement for a loan of $1,737,569 to David Yonce pursuant to a separation agreement to enable Mr. Yonce to purchase 647,091 shares of the Company’s common stock pursuant to a stock option agreement. This loan has been repaid in full.

Default of the covenants set forth in Section 6.8(c) of the Second Lien Credit Agreement for the fiscal year ended December 31, 2006.

Default set forth in Section 8.1(m) of the Second Lien Credit Agreement for the conduct, transaction and engagement by Holdings in business and commercial operations other than those incidental to its ownership of Capital Stock of LLC.

Default of any covenants set forth in Section 4 of the Second Lien Security Agreement for the failure to deliver Pledge Supplements or other notices to the Collateral Agent.

Exhibit C

Disclosure Schedule

Section 6

Any Default or Event of Default under Section 8.1(b) of the First Lien Credit Agreement.

Section 7.1

The representation set forth in Section 4.11 and 4.24(d) of the Second Lien Credit Agreement is hereby qualified by the following disclosure:

On November 26, 2007, a former employee of SolarWinds, Inc., brought a lawsuit in Oklahoma State Court against SolarWinds, Inc. and Donald C. Yonce, the founder of our company and current member of our board of directors. The former employee claims that he is a co-author of our software that he assisted in developing while an employee of SolarWinds.

The representation set forth in Section 4.2 of the Second Lien Credit Agreement is hereby qualified by the following disclosure:

LLC was a Subsidiary of Holdings as of the Closing Date.

The representation set forth in Section 4.24(j) of the Second Lien Credit Agreement is hereby qualified by the following disclosure:

SolarWinds utilizes the following open source software:

GNU Diff utility